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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 3, 2004

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                      FISHER SCIENTIFIC INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                 1-10920                      02-0451017
           (Commission File No.)    (IRS Employer Identification No.)

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
  ONE LIBERTY LANE, HAMPTON, NEW HAMPSHIRE                             03842
  (Address of principal executive offices)                           (Zip Code)
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                                 (603) 926-5911
              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The following documents are filed with reference to and hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-108448) of Fisher Scientific International Inc., filed with the Securities and Exchange Commission on September 3, 2003.

      (c) Exhibits

      Exhibit 1.1 Underwriting Agreement, dated February 18, 2004, between Fisher Scientific International Inc. and Goldman, Sachs & Co.

      Exhibit 4.1 Supplemental Indenture No. 1, dated as of March 3, 2004, between Fisher Scientific International Inc. and J.P. Morgan Trust Company, National Association.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FISHER SCIENTIFIC INTERNATIONAL INC.
                                      By: /s/ Todd M. DuChene
DATE March 5, 2004                    ------------------------------------
                                          NAME:  Todd M. DuChene
                                          TITLE: Vice President,
                                                 General Counsel and Secretary

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                         DESCRIPTION
--------------                         -----------

Exhibit 1.1 Underwriting Agreement, dated February 18, 2004, between Fisher Scientific International Inc. and Goldman, Sachs & Co.


Exhibit 4.1 Supplemental Indenture No. 1, dated as of March 3, 2004, between Fisher Scientific International Inc. and J.P. Morgan Trust Company, National Association.